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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 3

     AMENDMENT NO. 3 dated as of June 20, 2001 (this "Amendment"), to the Five-Year Credit Agreement dated as of June 24, 1998 (as amended, modified and in effect on the date hereof, the "Credit Agreement"), among BOWATER INCORPORATED (the "Company"), the Subsidiary Borrowers from time to time party thereto, the Banks and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, together with its successors in such capacity, the "Administrative Agent").

     The Company desires to modify certain provisions of the Credit Agreement, and the Banks are willing to make such modifications on the terms and conditions of this Amendment below. Accordingly, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the redit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the execution and delivery hereof by each Borrower, the Banks constituting the Majority Banks and the Administrative Agent, with effect as of the date hereof, the parties hereby agree that the Credit Agreement shall be amended as follows:

          2.01. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding and amending and restating the following definitions (to the extent already included in said Section 1.01), as follows:

               "Alliance" shall mean Alliance Forest Products Inc., a corporation existing under the laws of Canada.

               "Alliance Arrangement" shall mean the arrangement in respect of Alliance and its shareholders under the provisions of Section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended, on the terms and conditions set forth in the Plan of Arrangement under and as defined in the Alliance Arrangement Agreement.

               "Alliance Arrangement Agreement" shall mean the Arrangement Agreement dated as of April 1, 2001 between the Company and Alliance.

          2.02. Initial and Subsequent Loans. Section 7.03 of the Credit Agreement shall be amended by inserting "Section 8" in lieu of the reference to "Section 8.01" in clause (b) therein.


               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -2-

          2.03. Prohibition of Fundamental Changes. Section 9.05 of the Credit Agreement shall be amended by inserting "and the Alliance Arrangement" immediately after the word "Arrangement" in clause (a) therein.

          2.04. Limitation on Liens. Section 9.06 of the Credit Agreement shall be amended by inserting "Section 9.11(g)" in lieu of the reference to "Section 9.11(f)" in clause (j) therein.

          2.05. Indebtedness. Section 9.11 of the Credit Agreement shall be amended by (i) deleting the "and" at the end of clause (e) therein, (ii) deleting the "(f)" in clause (f) therein and placing the remaining text thereof into a new clause "(g)" therein and (iii) inserting a new clause
     (f) therein to read in its entirety as follows:

               "(f) Indebtedness of (i) Bowater Pulp and Paper Canada Inc. in an aggregate principal amount up to but not exceeding $110,000,000 and
          (ii) one or more Subsidiaries of the Company in respect of bonds, debentures, notes or similar instruments in a principal amount up to but not exceeding $600,000,000 in the aggregate as to all such Subsidiaries, to be incurred in connection with the refinancing of Indebtedness incurred by the Company in connection with the Alliance Arrangement; and".

          2.06. Dispositions. Schedule V to the Credit Agreement shall be amended by adding "timberlands located in the southeastern United States that support the Company's Catawba operations" thereto.

     Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement in the Credit Agreement, as amended hereby, shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.



               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -3-

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                COMPANY

                                   BOWATER INCORPORATED


Witness: /s/ Wendy C. Shiba        By:   /s/ William G. Harvey
         ---------------------           --------------------------------
         Name:  Wendy C. Shiba           Name:     William G. Harvey
                                         Title:    Vice President and Treasurer


                                   THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent


                                   By:  /s/ Gary L. Spevack
                                        ----------------------------------
                                        Name:     Gary L. Spevack
                                        Title:    Vice President








               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -4-


                                   THE BANK OF NEW YORK


                                   By:      /s/ David C. Siegel
                                   ----------------------------------------
                                   Name:     David C. Siegel
                                   Title:    Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -5-


                                   BANK OF AMERICA, N.A.


                                   By:      /s/ Kevin F. Sullivan
                                   -----------------------------------------
                                   Name:     Kevin F. Sullivan
                                   Title:    Managing Director











               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -6-


                                   ABN AMRO BANK


                                   By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                                   By:
                                   -----------------------------------------
                                   Name:
                                   Title:








               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -7-


                                  FIRST UNION NATIONAL BANK


                                  By:      /s/ Frederick E. Blumer
                                  -----------------------------------------
                                  Name:     Frederick E. Blumer
                                  Title:    Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -8-


                                   MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK


                                   By:      /s/ Gary L. Spevack
                                   ------------------------------------
                                   Name:     Gary L. Spevack
                                   Title:    Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                   NATIONAL CANADA FINANCE
                                    CORPORATION


                                   By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                                   By:
                                   -----------------------------------------
                                   Name:
                                   Title:








               Amendment No. 3 to the Five-Year Credit Agreement
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                                   WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE, NEW YORK BRANCH


                                   By:      /s/ Andreas Schroeter
                                   -----------------------------------------
                                   Name:     Andreas Schroeter
                                   Title:    Director

                                   By:      /s/ Walter T. Duffy III
                                   -----------------------------------------
                                   Name:     Walter T. Duffy III
                                   Title:    Associate Director








               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -11-


                                   TORONTO DOMINION (TEXAS), INC.


                                   By:      /s/ Jill Hall
                                   -----------------------------------------
                                   Name:     Jill Hall
                                   Title:    Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -12-


                                   WACHOVIA BANK, N.A.


                                   By:      /s/ Debra L. Coheley
                                   -----------------------------------------
                                   Name:     Debra L. Coheley
                                   Title:    Senior Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -13-


                                   THE BANK OF NOVA SCOTIA


                                   By:      /s/ William E. Zarrett
                                   -----------------------------------------
                                   Name:     William E. Zarrett
                                   Title:    Managing Director











               Amendment No. 3 to the Five-Year Credit Agreement
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                                   SUNTRUST BANKS INC.


                                   By:      /s/ Nathan Bickford
                                   ---------------------------------------
                                   Name:     Nathan Bickford
                                   Title:    Assistant Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                   BANK OF MONTREAL


                                   By:      /s/ Shahrokh Z. Shah
                                   -----------------------------------------
                                   Name:     Shahrokh Z. Shah
                                   Title:    Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                      -16-


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By:      /s/ Henry G. Montgomery
                                   --------------------------------
                                   Name:     Henry G. Montgomery
                                   Title:    Vice President











               Amendment No. 3 to the Five-Year Credit Agreement
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                                   DG BANK, DEUTSCHE
                                    GENOSSENSCHAFTSBANK, AG
                                    CAYMAN ISLANDS BRANCH

                                   By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                                   By:
                                   -----------------------------------------
                                   Name:
                                   Title:









               Amendment No. 3 to the Five-Year Credit Agreement
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